Long-Term Debt - Interest Expense, Convertible Notes (Details) - 1.00% Convertible senior notes due December 2020 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Long-Term Debt
Cash interest per contractual coupon rate	$ 2,875	$ 2,875	$ 288
Amortization of note discount	9,194	8,724	848
Amortization of deferred financing costs	559	518	48
Total interest expense related to Convertible Notes	$ 12,628	$ 12,117	$ 1,184